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                                     EXHIBIT
                                      10.53


    Lease Agreement, dated January 12, 1998, by and between Danat Investment
      Company and the Company (Re: property at 20000 South Western Avenue,
                             Torrance , California).


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             STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE-NET
                (DO NOT USE THIS FORM FOR MULTI-TENANT BUILDINGS)

1.1      BASIC PROVISIONS ("BASIC PROVISIONS")

         1.1 PARTIES: This Lease ("Lease"), dated for reference purposes only, is made by and between DANAT INVESTMENT COMPANY, a California general partnership ("Danat") ("LESSOR") and CONSOLIDATED CAPITAL OF NORTH AMERICA, INC., a Colorado corporation ("LESSEE"), (collectively the "PARTIES," or individually a "PARTY").

         1.2 PREMISES: That certain real property, including all improvements therein or to be provided by Lessor under the terms of this Lease, and commonly known as 20000 South Western Avenue, Torrance, California 90501, located in the County of Los Angeles, State of California, and generally described as (describe briefly the nature of the property and, if applicable, the "PROJECT", if the property is located within a Project) a two-story office building containing approximately 19,140 square feet and a steel frame industrial building containing approximately 310,000 square feet (collectively, the "Building") and situated on approximately 609,840 square feet of land. Rail spur abandoned and not part of premises. EXHIBIT "B" ("PREMISES"). (See also Paragraph 2)

         1.3 TERM: 3 (three) years and months ("ORIGINAL TERM") commencing ("COMMENCEMENT DATE") and ending December 31, 2000 ("EXPIRATION DATE"). (See also Paragraph 3)

         1.4 EARLY POSSESSION: N/A ("EARLY POSSESSION DATE"). (See also Paragraphs 3.2 and 3.3)

         1.5 BASE RENT: $ 75,000.00 per month ("BASE RENT"), payable on the first day of each month commencing January 1, 1998 (See also Paragraph 4)

[ ] If this box is checked, there are provisions in this Lease for the Base
    Rent to be adjusted. SEE ADDENDUM

         1.6 BASE RENT PAID UPON EXECUTION: $ 75,000.00 as Base Rent for the period January 1998 .

         1.7 SECURITY DEPOSIT: $ 75,000.00 within 60 days of closing of Sale ("SECURITY DEPOSIT"). (See also Paragraph 5)

         1.8 AGREED USE: manufacturing, processing and distribution of steel products . (See also Paragraph 6)

         1.9 INSURING PARTY. Lessor is the "INSURING PARTY" unless otherwise stated herein. (See also Paragraph 8)

         1.10  REAL ESTATE BROKERS: (See also Paragraph 15)

               (a) REPRESENTATION: The following real estate brokers (collectively, the "BROKERS") and brokerage relationships exist in this transaction (check applicable boxes):

[ ] N/A represents Lessor exclusively ("LESSOR'S BROKER");

[ ] N/A represents Lessee exclusively ("LESSEE'S BROKER"); or

[ ] N/A represents both Lessor and Lessee ("DUAL AGENCY").

               (b) PAYMENT TO BROKERS: Upon execution and delivery of this Lease by both Parties, Lessor shall pay to the Broker the fee agreed to in their separate written agreement (or if there is no such agreement, the sum of% of the total Base Rent for the brokerage services rendered by said Broker).

         1.11 GUARANTOR. The obligations of the Lessee under this Lease are to be guaranteed by ("GUARANTOR"). (See also Paragraph 37)

         1.12 ADDENDA AND EXHIBITS. Attached hereto is an Addendum or Addenda consisting of Paragraphs 1 through 11 and Option to Extend, Addendum to Standard Lease and Option to Purchase Lease Rider and agreement regarding equipment purchase and offset rights, all of which constitute a part of this Lease.

2.  PREMISES.

         2.1 LETTING. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of size set forth in this Lease, or that may have been used in calculating rental, is an approximation which the Parties agree is reasonable and the rental based thereon is not subject to revision whether or not the actual size is more or less. SEE ADDENDUM

         2.3 COMPLIANCE. Lessor warrants that the improvements on the Premises and the use made of the Premises as of the Start Date comply with all applicable laws, covenants or restrictions of record, building codes, regulations and ordinances ("APPLICABLE REQUIREMENTS") in effect on the Start Date. SEE ADDENDUM Said warranty does not apply to the use to which Lessee will put the Premises or the any Alterations or Utility Installations (as defined in Paragraph 7.3(a)) made or to be made by Lessee. If the Applicable Requirements are here after changed (as opposed to being in existence at the Start Date, which is addressed in Paragraph 6.2(e) below) so as to require during the term of this Lease the construction of an addition to or an alteration of the Building, the remediation of any Hazardous Substance, or the reinforcement or other physical modification of the Building ("CAPITAL EXPENDITURE"), Lessor and Lessee shall allocate the cost of such work as follows:

               (a) Subject to Paragraph 2.3(c) below, if such Capital Expenditures are required as a result of the specific and unique use of the Premises by Lessee as compared with uses by tenants in general, Lessee shall be fully responsible for the cost thereof, provided, however that if such Capital Expenditure is required during the last two (2) years of this Lease and the cost thereof exceeds six (6) months' Base Rent, Lessee may instead terminate this Lease unless Lessor notifies Lessee, in writing, within ten (10) days after receipt of Lessee's termination notice that Lessor has elected to pay the difference between the actual cost thereof and the amount equal to six (6) months' Base Rent. If Lessee elects termination, Lessee shall immediately cease the use of the Premises which requires such Capital Expenditure and deliver to Lessor written notice specifying a termination date at least ninety (90) days thereafter. Such termination date shall, however, in no event be earlier than the last day that Lessee could legally utilize the Premises without commencing such Capital Expenditure.

               (b) If such Capital Expenditure is not the result of the specific and unique use of the Premises by Lessee (such as , governmentally mandated seismic modifications), then Lessor and Lessee shall allocate the obligation to pay for such cost pursuant to the provisions of Paragraph 7.1(c) which paragraph, for purposes of this Paragraph 2.3(b), shall be deemed to have not been stricken from this Lease, provided, however, that if such Capital Expenditure is required during the last two years of this Lease or if Lessor reasonably determines that it is not economically feasible to pay its share thereof, Lessor shall have the option to terminate this Lease upon ninety (90) days prior written notice to Lessee unless Lessee notifies Lessor, in writing, within in ten (10) days after receipt of Lessor's termination notice that Lessee will pay for such Capital Expenditure. If Lessor does not elect to terminate, and fails to tender its share of any such Capital Expenditure, Lessee may advance such funds and deduct same, with Interest, from Rent until Lessor's share of such cost have been fully paid. If Lessee is unable to finance Lessor's share, or if the balance of the Rent due and payable for the remainder of this Lease is not sufficient to fully reimburse Lessee on an offset basis, Lessee shall have the right to terminate this Lease upon thirty (30) days written notice to Lessor.



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               (c) Notwithstanding the above, the provisions concerning Capital
Expenditures are intended to apply only to non-voluntary, unexpected, and new Applicable Requirements. If the Capital Expenditures are instead triggered by Lessee as a result of an actual or proposed change in use, change in intensity of use, or modification to the Premises then, and in that event, Lessee shall be fully responsible for the cost thereof, and Lessee shall not have any right to terminate this Lease.

         2.4 ACKNOWLEDGMENTS. Lessee acknowledges that: (a) it has been advised by Lessor and/or Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements), and their suitability for Lessee's intended use, (b) Lessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises, and (c) neither Lessor, Lessor's agents, nor any Broker has made any oral or written representations or warranties with respect to said matters other than as set forth in this Lease. SEE ADDENDUM If addition, Lessor acknowledges that: (a) Broker has made no representations, promises or warranties concerning Lessee's ability to honor the Lease or suitability to occupy the Premises, and (b) it is Lessor's sole responsibility to investigate the financial capability and/or suitability of all proposed tenants.

         2.5 LESSEE AS PRIOR OWNER/OCCUPANT. The warranties made by Lessor in Paragraph 2 shall be of no force or effect if immediately prior to the Start Date Lessee was the owner or occupant of the Premises. In such event, Lessee shall be responsible for any necessary corrective work.

3. TERM

         3.1 TERM. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

         3.2 EARLY POSSESSION. If Lessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early possession. All other terms of this Lease (including but not limited to the obligations to pay Real Property Taxes and insurance premiums and to maintain the Premises) shall, however, be in effect during such period. Any such early possession shall not affect the Expiration Date.

         3.3 DELAY IN POSSESSION. Lessor agrees to use its best commercially reasonable efforts to deliver possession of the Premises to Lessee by the Commencement Date. If, despite said efforts, Lessor is unable to deliver possession as agreed, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease. Lessee shall not, however, be obligated to pay Rent or perform its other obligations until it receives possession of the Premises. If possession is not delivered within sixty (60) days after the Commencement Date, Lessee may, at its option, by notice in writing within ten (10) days after the end of such sixty (60) day period, cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder. If such written notice is not received by Lessor within said ten (10) day period, Lessee's right to cancel shall terminate. Except as otherwise provided, if possession is not tendered to Lessee by the Start Date and Lessee does not terminate this Lease, as aforesaid, any period of rent abatement that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Lessee would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts or omissions of Lessee. If possession of the Premises is not delivered within four (4) months after the Commencement Date, this Lease shall terminate unless other agreements are reached between Lessor and Lessee, in writing.

         3.4 LESSEE COMPLIANCE. Lessor shall not be required to tender possession of the Premises to Lessee until Lessee complies with its obligation to provide evidence of insurance (Paragraph 8.5). Pending delivery of such evidence, Lessee shall be required to perform all of its obligations under this Lease from and after the Start Date, including the payment of Rent, notwithstanding Lessor's election to withhold possession pending receipt of such evidence of insurance. Further, if Lessee is required to perform any other conditions prior to or concurrent with the Start Date, the Start Date shall occur but Lessor may elect to withhold possession until such conditions are satisfied.

4. RENT.

         4.1. RENT DEFINED. All monetary obligation of Lessee to Lessor under the terms of this Lease (except for the Security Deposit) are deemed to be rent ("RENT").

         4.2 PAYMENT. Lessee shall cause payment of Rent to be received by Lessor in lawful money of the United States, without offset or deduction (except as specifically permitted in this Lease, including Paragraph 6.2 (e)), on or before the day on which it is due. Rent for any period during the term hereof which is for less than one (1) full calendar month shall be prorated based upon the actual number of days of said month. Payment of Rent shall be made to Lessor at its address stated herein on Page 12 or to such other persons or place as Lessor may from time to time designate in writing. Acceptance of a payment which is less than the amount then due shall not be a waver of Lessor's rights to the balance of such Rent, regardless of Lessor's endorsement of any check so stating.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof the Security Deposit as security for Lessee's faithful performance of its obligations under this Lease. If Lessee fails to pay Rent, or otherwise Defaults under this Lease, Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, expense, loss or damage which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefor deposit monies with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. If the Base Rent increases during the term of this Lease, Lessee shall, upon written request from Lessor, deposit additional moneys with Lessor so that the total amount of the Security Deposit shall at all times bear the same proportion to the increased Base Rent as the initial Security Deposit bore to the initial Base Rent. Should the Agreed Use be amended to accommodate a material change in the business of Lessee or to accommodate a sublease or assignee, Lessor shall have the right to increase the Security Deposit to the extent necessary, in Lessor's reasonable judgment, to account for any increased wear and tear that the Premises may suffer as a result thereof. If a change in control of Lessee occurs during this Lease and following such change the financial condition of Lessee is, in Lessor's reasonable judgment, significantly reduced, Lessee shall deposit such additional monies with Lessor as shall be sufficient to cause the Security Deposit to be at a commercially reasonable level based on said change in financial condition. Lessor shall not be required to keep the Security Deposit separate from its general accounts. Within fourteen (14) days after the expiration or termination of this Lease, if Lessor elects to apply the Security Deposit only to unpaid Rent, and otherwise within thirty (30) days after the Premises have been vacated pursuant to Paragraph 7.4( c ) below, Lessor shall return that portion of the Security Deposit not used or applied by Lessor. No part of the Security Deposit shall be considered to be held in trust, to bear interest or to be prepayment for any monies to be paid by Lessee under this Lease.


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6. USE.

         6.1 USE. Lessee shall use and occupy the Premises only for the Agreed Use, or any other legal use which is reasonably comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates damage, waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to neighboring properties. Lessor shall not unreasonably withhold or delay its consent to any written request for a modification of the Agreed Use, so long as the same will not impair the structural integrity of the improvements on the Premises or the mechanical or electrical systems therein, is not significantly more burdensome to the Premises. If Lessor elects to withhold consent, Lessor shall within five (5) business days after such request give written notification of same, which notice shall include an explanation of Lessor's objections to the change in use.

         6.2   HAZARDOUS SUBSTANCES.

               (a) REPORTABLE USES REQUIRE CONSENT. The term "HAZARDOUS SUBSTANCE" as used in this Lease shall mean any product, substance, or waste whose presence, use, manufacture, disposal, transportation, or release, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premise, (ii) regulated or monitored by any governmental authority, or (iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substances shall include, but not be limited to , hydrocarbons, petroleum, gasoline, and/or crude oil or any products, by-products or fractions thereof. Lessee shall not engage in any activity in or on the Premises which constitutes a Reportable Use of Hazardous Substances without the express prior written consent of Lessor and timely compliance (at Lessee's expense) with all Applicable Requirements. "REPORTABLE USE" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use , transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and/or (iii) the presence at the Premises of a Hazardous Substance with respect to which an Applicable Requirements requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may use any ordinary and customary materials reasonably required to be used in the normal course of the Agreed Use, so long as such use is in compliance with all Applicable Requirements, is not a Reportable Use, and does not expose the Premises or neighboring property to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may condition its consent to any Reportable Use upon receiving such additional assurances as Lessor reasonably deems necessary to protect itself, the public, the Premises and/or the environment against damage, contamination, injury and/or liability, including, but not limited to, the installation (and removal on or before Lease expiration or termination) of protective modifications (such as concrete encasements) and/or increasing the Security Deposit. SEE ADDENDUM

               (b) DUTY TO INFORM LESSOR. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor, Lessee shall immediately give written notice of such fact to Lessor, and provide Lessor with a copy of any report, notice, claim or other documentation which it has concerning the presence of such Hazardous Substance. Lessor acknowledges receipt and review of the ESA.

               (c) LESSEE REMEDIATION. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under, or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee's expense, take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of the Premises or neighboring properties, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance brought onto the Premises during the term of this Lease, by or for Lessee, or any third party.

               (d) LESSEE INDEMNIFICATION. Lessee shall indemnify, defend, reimburse and hold Lessor, its agents, employees, lenders and ground lessor, if any, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, claims, expenses, penalties, and attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee, or any third party (provided, however, that Lessee shall have no liability under this Lease with respect to migration of any Hazardous Substance under the Premises from adjacent properties). Lessee's obligations shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease. NO TERMINATION, CANCELLATION OR RELEASE AGREEMENT ENTERED INTO BY LESSOR AND LESSEE SHALL RELEASE LESSEE FROM ITS OBLIGATIONS UNDER THIS LEASE WITH RESPECT TO HAZARDOUS SUBSTANCES, UNLESS SPECIFICALLY SO AGREED BY LESSOR IN WRITING AT THE TIME OF SUCH AGREEMENT.

               (e) LESSOR INDEMNIFICATION. SEE ADDENDUM

               (f) INVESTIGATIONS AND REMEDIATIONS. Lessor shall retain the responsibility and pay for any investigations or remediation measures required by governmental entities having jurisdiction with respect to the existence of Hazardous Substances in, on or about the Premises prior to the Start Date, unless such remediation measure is required as a result of Lessee's use (including "Alterations", as defined in paragraph 7.3(a) below) of the Premises, in which event Lessee shall be responsible for such payment. Lessee shall cooperate fully in any such activities at the request of Lessor, including allowing Lessor and Lessor's agents to have reasonable access to the Premises at reasonable times in order to carry out Lessor's investigative and remedial responsibilities.

               (g) LESSOR TERMINATION OPTION. If a Hazardous Substance Condition occurs during the term of this Lease, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by the Applicable Requirements and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 6.2(d) and Paragraph 13), Lessor may, at Lessor's option, either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to remediate such condition exceeds twelve (12) times the then monthly Base Rent or $100,000, whichever is greater, give written notice to Lessee, within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition, of Lessor's desire to terminate this Lease as of the date sixty (60) days following the date of such notice. In the event Lessor elects to give a termination notice, Lessee may, within ten (10) days thereafter, give written notice to Lessor of Lessee's commitment to pay the amount by which the cost of the remediation of such Hazardous Substance Condition exceeds an amount equal to twelve (12) times the then monthly Base Rent or $100,000 , which ever is greater. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within thirty (30) days following such commitment. In such event, this Lease shall continue in full force and effect, and Lessor shall proceed to make such remediation as soon as reasonably possible after the required fund are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the time provided, this Lease shall terminate as of the date specified in Lessor's notice of termination.


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         6.3   LESSEE'S COMPLIANCE WITH APPLICABLE REQUIREMENTS. Except as
otherwise provided in this Lease, Lessee shall, at Lessee's sole expense, fully, diligently and in a timely manner, materially comply with all Applicable Requirements, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor's engineers and/or consultants which relate in any manner to the Premises, without regard to whether said requirements are now in effect or become effective after the Start Date. Lessee shall, within ten (10) days after receipt of Lessor's written request, provide Lessor with copies of all permits and other documents, and other information evidencing Lessee's compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving the failure of Lessee or the Premises to comply with any Applicable Requirements.

         6.4 INSPECTION; COMPLIANCE. Lessor and Lessor's "Lender" (as defined in Paragraph 30 below) and consultants shall have the right to enter into Premises at any time, in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease. The cost of any such inspections shall be paid by Lessor, unless a violation of Applicable Requirements, or a contamination is found to exist or be imminent, or the inspection is requested or ordered by a governmental authority. In such case, Lessee shall upon request reimburse Lessor for the cost of such inspections, so long as such inspection is reasonably related to the violation or contamination.

7.       MAINTENANCE; REPAIRS, UTILITY INSTALLATIONS; TRADE FIXTURES AND
ALTERATIONS.

         7.1   LESSEE'S OBLIGATIONS.

               (a) IN GENERAL. Subject to the provisions of Paragraph 2.2 (Condition), 2.3 (Compliance), 6.3 (Lessee's Compliance with Applicable Requirements), 7.2 (Lessor's Obligations), 9 (Damage or Destruction), and 14 (Condemnation), Lessee shall, at Lessee's sole expense, keep the Premises, Utility Installations, and Alterations in good order, condition and repair (whether or not the portion of the Premises requiring repairs, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, but not limited to, all equipment or facilities, such as plumbing, heating, ventilation, air-conditioning, electrical, lighting facilities, boilers, pressure vessels, fire protection system, fixtures, walls (interior and exterior), foundations, ceilings, roofs, floors, windows, doors, plate glass, skylights, landscaping, driveways, parking lots, fences, retaining walls, signs, sidewalks and parkways located in, on, or adjacent to the Premises. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices, specifically including the procurement and maintenance of the service contracts required by Paragraph 7.1(b) below. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair. Lessee shall, during the term of this Lease, keep the exterior appearance of the Building in a first-class condition consistent with the exterior appearance of other similar facilities of comparable age and size in the vicinity, including, when necessary, the exterior repainting of the Building.

               (b) SERVICE CONTRACTS. Lessee shall, at Lessee's sole expense, procure and maintain contracts, with copies to Lessor, in customary form and substance for, and with contractors specializing and experienced in the maintenance of the following equipment and improvements ("Basic Elements"), if any, if and when installed on the Premises: (i) HVAC equipment, (ii) boiler, and pressure vessels, (iii) fire extinguishing systems, including fire alarm and/or smoke detection, (iv) landscaping and irrigation systems, (v) roof covering and drains, (vi) driveways and parking lots, (vii) clarifiers (viii) basic utility feed to the perimeter of the Building, and (ix) any other equipment, if reasonably required by Lessor.

         7.2 LESSOR'S OBLIGATIONS. Subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance), 9 (Damage or Destruction) and 14 (Condemnation), it is intended by the Parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises, or the equipment therein, all of which obligations are intended to be that of the Lessee. It is the intention of the Parties that the terms of this Lease govern the respective obligations of the Parties as to maintenance and repair of the Premises, and they expressly waive the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease.

         7.3   UTILITY INSTALLATIONS; TRADE FIXTURES; ALTERATIONS.

               (a) DEFINITIONS; CONSENT REQUIRED. The term "UTILITY INSTALLATIONS" refers to all floor and window coverings, air lines, power panels, electrical distribution, security and fire protection systems, communications systems, lighting fixtures, HVAC equipment, plumbing, and fencing in or on the Premises. The Term "TRADE FIXTURES" shall mean Lessee's machinery and equipment that can be removed without doing material damage to the Premises. The term "ALTERATIONS" shall mean any modification of the improvements, other than Utility Installations or Trade Fixtures, whether by addition or deletion. "LESSEE OWNED ALTERATIONS AND/OR UTILITY INSTALLATIONS" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a). Lessee shall not make any Alterations or Utility Installations to the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof) without such consent but upon notice to Lessor, as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing walls, and the cumulative cost thereof during this Lease as extended does not exceed $50,000 in the aggregate or $10,000 in any one year.

               (b) CONSENT. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. Consent shall be deemed conditioned upon Lessee's: (i) acquiring all applicable governmental permits,
(ii) furnishing Lessor with copies of both the permits and the plans and specifications prior to commencement of the work, and (iii) compliance with all conditions of said permits and other Applicable Requirements in a prompt and expeditious manner. Any Alterations or Utility Installations shall be performed in a workmanlike manner with good and sufficient materials. Lessee shall promptly upon completion furnish Lessor with as-built plans and specifications. For work which cost an amount equal to the greater of one month's Base Rent, or $10,000, Lessor may condition its consent upon Lessee providing a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation and/or upon Lessee's posting an additional Security Deposit with Lessor.

               (c) INDEMNIFICATION. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility. If Lessee shall contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof. If Lessor shall require, Lessee shall furnish a surety bond in an amount equal to one and one-half times the amount of such contested lien, claim or demand, indemnifying Lessor against liability for the same. If Lessor elects to participate in any such action, Lessee shall pay Lessor's attorneys' fees and costs.

         7.4   OWNERSHIP; REMOVAL; SURRENDER; AND RESTORATION.

               (a) OWNERSHIP. Subject to Lessor's right to require removal or elect ownership as hereinafter provided, all Alterations and Utility Installations made by Lessee shall be the property of Lessee, but considered a part of the Premises. Lessor may, at any time, elect in writing to be the owner of all or any specified part of the Lessee Owned Alterations and Utility Installations. Unless otherwise instructed per Paragraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations shall, at the expiration or termination of this Lease, become the property of Lessor and be surrendered by Lessee with the Premises.

               (b) REMOVAL. By delivery to Lessee of written notice from Lessor not earlier than ninety (90) and not later than thirty (30) days prior to the end of the term of this Lease, Lessor may require that any or all Lessee Owned Alterations or Utility Installations be removed by the expiration or termination of this Lease. Lessor may require the removal at anytime of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent.

               (c) SURRENDER/RESTORATION. Lessee shall surrender the Premises by the Expiration Date or any earlier termination date, with all of the improvements, parts and surfaces thereof in substantially the same condition and state of repair as received, ordinary wear and tear excepted. "Ordinary wear and tear" shall not include any damage or deterioration that would have been prevented by good maintenance practice. Lessee shall repair any damage occasioned by the installation, maintenance or removal of Trade Fixtures, Lessee Owned Alterations and/or Utility Installations, furnishings, and equipment as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or groundwater contaminated by Lessee. Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee. The failure by Lessee to timely vacate the Premises pursuant to this Paragraph 7.4( c ) without the express written consent of Lessor shall constitute a holdover under the provisions of Paragraph 26 below.

8.       INSURANCE; INDEMNITY.

         8.1 PAYMENT FOR INSURANCE. Lessee shall pay for all insurance required under Paragraph 8 except to the extent of the cost attributable to liability insurance carried by Lessor under Paragraph 8.2(b) in excess of $2,000,000 per occurrence. Premiums for policy periods commencing prior to or extending beyond the Lease term shall be prorated to correspond to the Lease term. Payment shall be made by Lessee to Lessor within ten (10) days following receipt of an invoice. SEE ADDENDUM

         8.2   LIABILITY INSURANCE.

               (a) CARRIED BY LESSEE. Lessee shall obtain and keep in force a Commercial General Liability Policy of Insurance protecting Lessee and Lessor against claims for bodily injury, person injury and property damage based upon or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $2,000,000 per occurrence with an "ADDITIONAL INSURED-MANAGERS OR LESSORS OF PREMISES ENDORSEMENT" and contain the "AMENDMENT OF THE POLLUTION EXCLUSION ENDORSEMENT" for damage caused by heat, smoke or fumes from a hostile fire. The Policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

               (b) CARRIED BY LESSOR. Lessor shall maintain liability insurance as described in Paragraph 8.2(a), in addition to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

         8.3   PROPERTY INSURANCE - BUILDING, IMPROVEMENTS AND RENTAL VALUE.

               (a) BUILDING AND IMPROVEMENTS. The Insuring Party shall obtain and keep in force a policy or policies in the name of Lessor, with loss payable to Lessor, any groundlessor, and to any Lender(s) insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full replacement cost of the Premises, as the same shall exist from time to time, or the amount required by any Lenders, but in no event more than the commercially reasonable and available insurable value thereof. If Lessor is the Insuring Party, however, Lessee Owned Alterations and Utility Installations, Trade Fixtures, and Lessee's personal property shall be insured by Lessee under Paragraph 8.4 rather than by Lessor. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risk of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender), including coverage for debris removal and the enforcement of any Applicable Requirements requiring the upgrading, demolition, reconstruction or replacement of any portion of the Premises as the result of a covered loss. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U. S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $1,000 per occurrence, and Lessee shall be liable for such deductible amount in the event of an Insured Loss.

               (b) RENTAL VALUE. The insuring Party shall obtain and keep in force a policy or policies in the name of Lessor with loss payable to Lessor and any Lender, insuring the loss of the full Rent for one (1) year. Said insurance shall provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of Rent from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected Rent otherwise payable by Lessee, for the next twelve (12) month period. Lessee shall be liable for any deductible amount in the event of such loss.

               (c) ADJACENT PREMISES. If the Premises are part of a larger building, or of a group of buildings owned by Lessor which are adjacent to the Premises, the Lessee shall pay for any increase in the premiums for the property insurance of such building or buildings if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

         8.4   LESSEE'S PROPERTY/BUSINESS INTERRUPTION INSURANCE.

               (a) PROPERTY DAMAGE. Lessee shall obtain and maintain insurance coverage on all of Lessee's personal property, Trade Fixtures, and Lessee Owned Alterations and Utility Installations. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property, Trade Fixtures and Lessee Owned Alterations and Utility Installations. Lessee shall provide Lessor with written evidence that such insurance is in force.

               (b) BUSINESS INTERRUPTION. Lessee shall obtain and maintain loss of income and extra expense insurance in amounts as will reimburse Lessee for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent lessees in the business of Lessee or attributable to prevention of access to the Premises as a result of such perils.

               (c) NO REPRESENTATION OF ADEQUATE COVERAGE. Lessor makes no representation that the limits or forms of coverage of insurance specified herein are adequate to cover Lessee's property, business operations or obligations under this Lease.

         8.5 INSURANCE POLICIES. Insurance required herein shall be by companies duly licensed or admitted to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, as set forth in the most current issue of "Best's Insurance Guide", or such other rating as may be required by a Lender. Lessee shall not do or permit to be done anything which invalidates the required insurance policies. Lessee shall, prior to the Start Date, deliver to Lessor certified copies of policies of such insurance or certificates evidencing the existence and amounts of the required insurance. No such policy shall be cancelable or subject to modification except after thirty (30) days prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. Such policies shall be for a term of at least one year, or the length of the remaining term of this Lease, whichever is less. If either Party shall fail to procure and maintain the insurance required to be carried by it, the other Party may, but shall not be required to, procure and maintain the same.

         8.6 WAIVER OF SUBROGATION. Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages against the other, for loss of or damage to its property arising out of or incident to the perils required to be insured against herein. The effect of such releases and waivers is not limited by the amount of insurance carried or required, or by any deductibles applicable hereto. The Parties agree to have their respective property damage insurance carriers waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

         8.7 INDEMNITY. Except for Lessor's gross negligence or willful misconduct, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages , liens, judgments, penalties, attorneys' and consultants' fees, expenses and/or liabilities arising out of, involving, or in connection with , the use and/or occupancy of the Premises by Lessee. If any action or proceeding is brought against Lessor by reason of any of the foregoing matters, Lessee shall upon notice defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be defended or indemnified.

         8.8 EXEMPTION OF LESSOR FROM LIABILITY. Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, HVAC or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, or from other sources or places. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant of Lessor. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9.       DAMAGE OR DESTRUCTION.

         9.1   DEFINITIONS.

               (a) "PREMISES PARTIAL DAMAGE" shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, which can reasonably by repaired in six (6) months or less from the date of the damage or destruction. Lessor shall notify Lessee in writing within thirty (30) days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

               (b) "PREMISES TOTAL DESTRUCTION" shall mean damage or destruction to the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which cannot reasonably be repaired in six (6) months or less from the date of the damage or destruction. Lessor shall notify Lessee in writing within thirty (30) days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

               (c) "INSURED LOSS" shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixture, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespective of any deductible amounts or coverage limits involved.

               (d) "REPLACEMENT COST" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of Applicable Requirements, and without deduction for depreciation.

               (e) "HAZARDOUS SUBSTANCE CONDITION" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

         9.2 PARTIAL DAMAGE - INSURED LOSS. If a Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee Owned Alterations and Utility Installations) as soon a reasonably possible and this Lease shall continue in full force and effect; provided, however, that Lessee shall, at Lessor's election, make the repair of any damage or destruction the total cost to repair of which is $10,000 or less, and, in such event, Lessor shall make any applicable insurance proceeds available to Lessee on a reasonable basis for that purpose. Not withstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the Insuring Party shall promptly contribute the shortage in proceeds (except as to the deductible which is Lessee's responsibility) as and when required to complete said repairs. In the event, however, such shortage was due to the fact that, by reason of the unique nature of the improvements, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance hereof within said ten (10) day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If such funds or assurance are not received, Lessor may nevertheless elect by written notice to Lessee within ten (10) days thereafter to: (i) make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case the Lease shall remain in full force and effect; or (ii) have this Lease terminate thirty (30) days thereafter. Lessee shall not be entitled to reimbursement of any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

         9.3 PARTIAL DAMAGE - UNINSURED LOSS. If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), Lessor may either: (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) terminate this Lease by giving written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage. Such termination shall be effective sixty (60) days following the date of such notice. In the event Lessor elects to terminate this Lease, Lessee shall have the right within ten (10) days after receipt of the termination notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage without reimbursement from Lessor. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within thirty (30) days after making such commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not make the required commitment, this Lease shall terminate as of the date specified in the termination notice.

         9.4 TOTAL DESTRUCTION. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs, this Lease shall terminate sixty (60) days following such Destruction. If the damage or destruction was caused by the gross negligence or willful misconduct of Lessee, Lessor shall have the right to recover Lessor's damages from Lessee, except as provided in Paragraph 8.6.

         9.5 DAMAGE NEAR END OF TERM. If at any time during the last six (6) months of this Lease there is damage for which the cost to repair exceeds one
(1) month's Base Rent, whether or not an Insured Loss, Lessor may terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving a written termination notice to Lessee within thirty (30) days after the date of occurrence of such damage. Notwithstanding the foregoing, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, (a) exercising such option and
(b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the date which is ten days after Lessee's receipt of Lessor's written notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's commercially reasonable expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate on the date specified in the termination notice and Lessee's option shall be extinguished.

         9.6   ABATEMENT OF RENT; LESSEE'S REMEDIES.

               (a) ABATEMENT. In the event of Premises Partial Damage or Premises Total Destruction or a Hazardous Substance Condition for which Lessee is not responsible under this Lease, the Rent payable by Lessee for the period required for the repair, remediation or restoration of such damage shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired, but not to exceed the proceeds received from the Rental Value insurance. All other obligations of Lessee hereunder shall be performed by Lessee, and Lessor shall have no liability for any such damage, destruction, remediation, repair or restoration except as provided herein.

               (b) REMEDIES. If Lessor shall be obligated to repair or restore the Premises and does not commence, in a substantial and meaningful way, such repair or restoration with ninety (90) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice, of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice and such repair or restoration is not commenced within thirty (30) days thereafter, this Lease shall terminate as of the date specified in said notice. If the repair or restoration is commenced within said thirty (30) days, this Lease shall continue in full force and effect. "COMMENCE" shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs.

         9.7 TERMINATION - ADVANCE PAYMENTS. Upon termination of this Lease pursuant to Paragraph 6.2(g) or Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor.

         9.8 WAIVE STATUTES. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.

10.      REAL PROPERTY TAXES.

         10.1 DEFINITION OF "REAL PROPERTY TAXES." As used herein, the term "REAL PROPERTY TAXES" shall include any form of assessment; real estate, general, special, ordinary or extraordinary, or rental levy or tax (other than inheritance, personal income or estate taxes); improvement bond; and/or license fee imposed upon or levied against any legal or equitable interest of Lessor in the Premises, Lessor's right to other income therefrom, and/or Lessor's business of leasing, by any authority having the direct or indirect power to tax and where the funds are generated with reference to the Building address and where the proceeds so generated are to be applied by the city, county or other local taxing authority of a jurisdiction within which the Premises are located. The term "REAL PROPERTY TAXES" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring during the term of this Lease, including but not limited to, a change in the ownership of the Premises.

         10.2

               (a) PAYMENT OF TAXES. Lessee shall pay the Real Property Taxes applicable to the Premises during the term of this Lease. Subject to Paragraph 10.2(b), all such payments shall be made at least ten (10) days prior to any delinquency date. Lessee shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid. If any such taxes shall cover any period of time prior to or after the expiration or termination of this Lease, Lessee's share of such taxes shall be prorated to cover only that portion of the tax bill applicable to the period that this Lease is in effect, and Lessor shall reimburse Lessee for any overpayment. If Lessee shall fail to pay any required Real Property Taxes, Lessor shall have the right to pay the same, and Lessee shall reimburse Lessor therefor upon demand.

               (b) ADVANCE PAYMENT. In the event Lessee incurs a late charge on any Rent payment, Lessor may, at Lessor's option, estimate the current Real Property Taxes, and require that such taxes be paid in advance to Lessor by Lessee, either: (i) in a lump sum amount equal to the installment due, at least twenty (20) days prior to the applicable delinquency date, or (ii) monthly in advance with the payment of the Base Rent. If Lessor elects to require payment monthly in advance, the monthly payment shall be an amount equal to the amount of the estimated installment of taxes divided by the number of months remaining before the month in which said installment becomes delinquent. When the actual amount of the applicable tax bill is known, the amount of such equal monthly advance payments shall be adjusted as required to provide the funds needed to pay the applicable taxes. If the amount collected by Lessor is insufficient to pay such Real Property Taxes when due, Lessee shall pay Lessor, upon demand, such additional sums as are necessary to pay such obligations. All moneys paid to Lessor under this Paragraph may be intermingled with other moneys of Lessor and shall not bear interest. In the event of a Breach by Lessee in the performance of its obligations under this Lease, than any balance of funds paid to Lessor under the provisions of this Paragraph may at the option of Lessor, be treated as an additional Security Deposit.

         10.3 JOINT ASSESSMENT. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be conclusively determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available.

         10.4 PERSONAL PROPERTY TAXES. Lessee shall pay, prior to delinquency, all taxes assessed against and levied upon Lessee Owned Alterations, Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee. When possible, Lessee shall cause such property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee's property within ten (10) days after receipt of a written statement.

11. UTILITIES. Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion, to be determined by Lessor, of all charges jointly metered.

12.      ASSIGNMENT AND SUBLETTING.

         12.1  LESSOR'S CONSENT REQUIRED.

               (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or encumber (collectively, "ASSIGN OR ASSIGNMENT") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent.

               (b) A change in the control of Lessee shall constitute an assignment requiring consent. The transfer, on a cumulative basis, of twenty-five percent (25%) or more of the voting control of Lessee shall constitute a change in control for this purpose. SEE ADDENDUM

               (c) The involvement of Lessee or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee's assets occurs, which results or will result in a reduction of the Net Worth of Lessee by an amount greater than twenty-five percent (25%) of such Net Worth as it was represented at the time of the execution of this Lease or at the time of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, whichever was or is greater, shall be considered an assignment of this Lease to which Lessor may withhold its consent. "NET WORTH OF LESSEE" shall mean the net worth of Lessee (excluding any guarantors) established under generally accepted accounting principles.

               (d) An assignment or subletting without consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1(c), or a noncurable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unapproved assignment or subletting as a noncurable Breach, Lessor may either: (i) terminate this Lease, or (ii) upon thirty (30) days written notice, increase the monthly Base Rent to one hundred ten percent (110%) of the Base Rent then in effect. Further, in the event of such Breach and rental adjustment, (i) the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to one hundred ten percent (110%) of the price previously in effect, and (ii) all fixed and non-fixed rental adjustments scheduled during the remainder of the Lease term shall be increased to One Hundred Ten Percent (110%) of the scheduled adjusted rent.

               (e) Lessee's remedy for any breach of Paragraph 12.1 by Lessor shall be limited to compensatory damages and/or injunctive relief. SEE ADDENDUM

         12.2  TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.

               (a) Regardless of Lessor's consent, any assignment or subletting shall not: (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, or (iii) alter the primary liability of Lessee for the payment of Rent or for the performance of any other obligations to be performed by Lessee.

               (b) Lessor may accept Rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of Rent or performance shall constitute a waver or estoppel of Lessor's right to exercise its remedies for Lessee's Default or Breach.

               (c) Lessor's consent to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting.

               (d) In the event of any Default or Breach by Lessee, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of Lessee's obligations under this Lease, including any assigee or sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefore to Lessor, or any security held by Lessor.

               (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a fee of $1000 or ten percent (10%) of the current monthly Base Rent applicable to the portion of the Premises which is the subject of the proposed assignment or sublease, whichever is greater, as consideration for Lessor's considering and processing said request. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested.

               (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented to in writing.

         12.3 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

               (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all Rent payable on any sublease, and Lessor may collect such Rent and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach shall occur in the performance of Lessee's obligations, Lessee may collect said Rent. Lessor shall not, by reason of the foregoing or any assignment of such sublease, nor by reason of the collection of Rent, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor all Rent due and to become due under the sublease. Sublessee shall rely upon any such notice from Lessor and shall pay all Rents to Lessor without any obligation or right to inquire as to whether such Breach exists, notwithstanding any claim from Lessee to the contrary.

               (b) In the event of a Breach by Lessee, Lessor may , at its option, require sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any prior Defaults or Breaches of such sublessor.

               (c) Any matter requiring the consent of the sublessor under a sublease shall also require the consent of Lessor.

               (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

               (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

13.      DEFAULT; BREACH; REMEDIES.

         13.1 DEFAULT; BREACH. A "DEFAULT" is defined as a failure by the Lessee to comply with or perform any of the terms, covenants, conditions or rules under this Lease. A "BREACH" is defined as the occurrence of one or more of the following Defaults, and the failure of Lessee to cure such Default within any applicable grace period:

               (a) The abandonment of the Premises; or the vacating of the Premises without providing a commercially reasonable level of security, or where the coverage of the property insurance described in Paragraph 8.3 is jeopardized as a result thereof, or without providing reasonable assurances to minimize potential vandalism.

               (b) The failure of Lessee to make any payment of Rent or any Security Deposit required to be made by Lessee hereunder, whether to Lessor or to a third party, when due, to provide reasonable evidence of insurance or surety bond, or to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of three
(3) business days following written notice to Lessee.

               (c) The failure by Lessee to provide (i) reasonable written evidence of compliance with Applicable Requirements, (ii) the service contracts,
(iii) the rescission of an unauthorized assignment or subletting, (iv) a Estoppel Certificate, (v) a requested subordination, (vi) evidence concerning any guaranty and/or Guarantor, (vii) any document requested under Paragraph 42 (easements), or (viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of ten (10) days following written notice to Lessee.

               (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof, other than those described in subparagraphs 13.1(a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice; provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, than it shall not be deemed to be a Breach if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

               (e) The occurrence of any of the following events: (i) the making of any general arrangement or assignment for the benefit of creditors; (ii) becoming a "DEBTOR" as defined in 11 U.S.C. 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this subparagraph (e) is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

               (f) The discovery that any financial statement of Lessee or of any Guarantor given to Lessor was materially false.

               (g) If the performance of Lessee's obligations under this Lease is guaranteed: (i) the death of a Guarantor, (ii) the termination of a Guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a Guarantor's becoming insolvent or the subject of a bankruptcy filing, (iv) a Guarantor's refusal to honor the guarantee, or (v) a Guarantor's breach of its guaranty obligation on an anticipatory basis, and Lessee's failure, within sixty (60) days following written notice of any such event, to provide written alternative assurance or security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of lessee and the Guarantors that existed at the time of execution of this Lease.

         13.2 REMEDIES. If Lessee fails to perform any of its affirmative duties or obligations, within ten (10) days after written notice (or in case of an emergency, without notice), Lessor may, at its option, perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee upon receipt of invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its option, may require all future payment to be made by Lessee to be by cashier's check. In the event of a Breach, Lessor may, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach:

               (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the unpaid Rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of the District within which the Premises are located at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Breach of this Lease shall not waive Lessor's right to recover damages under Paragraph 12. If termination of this Lease is obtained though the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding any unpaid Rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit. If a notice and grace period required under Paragraph 13.1 was not previously given, a notice to pay rent or quit, or to perform or quit given to Lessee under the unlawful detainer statue shall also constitute the notice required by Paragraph 13.1. In such case, the applicable grace period required by Paragraph 13.1 and the unlawful detainer statute shall run concurrently, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

               (b) Continue the Lease and Lessee's right to possession and recover the Rent as it becomes due, in which event Lessee may sublet or assign, subject only to reasonable limitations. Acts of maintenance, efforts to relet, and/or the appointment of a receiver to protect the Lessor's interest, shall not constitute a termination of the Lessee's right to possession.

               (c) Pursue any other remedy now or hereafter available under the laws or judicial decisions of the state wherein the Premises are located. The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

         13.3 INDUCEMENT RECAPTURE. Any agreement for free or abated rent or other charges, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee's entering into this Lease, all of which concessions are hereinafter referred to as "INDUCEMENT PROVISIONS," shall be deemed conditioned upon Lessee's full and faithful performance of all of the terms, covenants and conditions of this Lease. Upon Breach of this Lease by Lessee, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of rent or the cure of the Breach which initiated the operation of this paragraph shall not be deemed a waiver by Lessor of the provisions of this paragraph unless specifically so stated in writing by Lessor at the time of such acceptance.

         13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee of Rent will cause Lessor to incur cost not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by any Lender. Accordingly, if any Rent shall not be received by Lessor within five (5) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a one-time late charge equal to ten percent (10%) of each such over due amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of such late payment. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent the exercise of any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, than notwithstanding any provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

         13.5 INTEREST. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor, when due as to scheduled payments (such as Base Rent) or within thirty (30) days following the date on which it was due for non-scheduled payment, shall bear interest from the date when due, as to scheduled payment, or the thirty-first (31st) day after it was due as to non-scheduled payments. The interest ("INTEREST") charged shall be equal to the prime rate reported in the Wall Street Journal as published closest prior to the date when due plus four percent (4%), but shall not exceed the maximum rate allowed by law. Interest is payable in addition to the potential late charge provided for in Paragraph 13.4.

         13.6  BREACH BY LESSOR.

               (a) NOTICE OF BREACH. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and any Lender whose name and address shall have been furnished Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are reasonably required for its performance, than Lessor shall not be in breach if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

               (b) PERFORMANCE BY LESSEE ON BEHALF OF LESSOR. In the event that neither Lessor nor Lender cures said breach within thirty (30) days after receipt of said notice, or if having commenced said cure they do not diligently pursue it to completion, then Lessee may elect to cure said breach at Lessee's expense and offset from Rent an amount equal to the greater of one month's Base Rent or the Security Deposit, and to pay an excess of such expense under protest, reserving Lessee's right to reimbursement from Lessor. Lessee shall document the cost of said cure and supply said documentation to Lessor.

14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (collectively "CONDEMNATION"), this Lease shall terminate as to the part taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of any building portion of the premises, or more than twenty-five percent (25%) of the land area portion of the premises not occupied by any building, is taken by Condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in proportion to the reduction in utility of the Premises caused by such Condemnation. Condemnation awards and/or payments shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold, the value of the part taken, or for severance damages; provided, however, that Lessee shall be entitled to any compensation for Lessee's relocation expenses, loss of business goodwill and/or Trade Fixtures, without regard to whether or not this Lease is terminated pursuant to the provisions of this Paragraph. All Alterations and Utility Installations made to the Premises by Lessee, for purposes of Condemnation only, shall be considered the property of the Lessee and Lessee shall be entitled to any and all compensation which is payable therefor. In the event that this Lease is not terminated by reason of the Condemnation, Lessor shall repair any damage to the Premises caused by such Condemnation.

15.      BROKERS FEE.

         15.3 REPRESENTATIONS AND INDEMNITIES OF BROKER RELATIONSHIPS. Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder (other than the Brokers, if any) in connection with this Lease, and that no one other than said named Brokers is entitled to any commission or finder's fee in connection herewith. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, attorneys' fees reasonably incurred with respect thereto.

16. ESTOPPEL CERTIFICATES.

               (a) Each Party (as "RESPONDING PARTY") shall within ten (10) days after written notice from the other Party (the "REQUESTING PARTY") execute, acknowledge and deliver to the Requesting Party a statement in writing in form similar to the then most current "ESTOPPEL CERTIFICATE" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

               (b) If the Responding Party shall fail to execute or deliver the Estoppel Certificate within such ten day period, the Requesting Party may execute an Estoppel Certificate stating that: (i) the Lease is in full force and effect without modification except as may be represented by the Requesting Party, (ii) there are no uncured defaults in the Requesting Party's performance, and (iii) if Lessor is the Requesting Party, not more than one month's rent has been paid in advance. Prospective purchasers and encumbrancers may rely upon the Requesting Party's Estoppel Certificate, and the Responding Party shall be estopped from denying the truth of the facts contained in said Certificate.

               (c) If Lessor desires to finance, refinance, or sell the Premises, or any part thereof, Lessee and all Guarantors shall deliver to any potential lender or purchaser designated by Lessor such financial statements as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past three (3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. DEFINITION OF LESSOR. The term "LESSOR" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the Lessee's interest in the prior lease. In the event of a transfer of Lessor's title or interest in the Premises or this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor. Except as provided in Paragraph 15, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined. Notwithstanding the above, and subject to the provisions of Paragraph 20 below, Danat and all subsequent holders of Danat's interest in this Lease shall remain liable and responsible with regard to the potential duties and liabilities of Lessor pertaining to Hazardous Substances as outlined in Paragraph 6 above.

18. SEVERABLILITY. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. DAYS. Unless otherwise specifically indicated to the contrary, the word "days" as used in this Lease shall mean and refer to calendar days.

         20. LIMITATION ON LIABILITY. Subject to the provisions of Paragraph 17 above, the obligations of Lessor under this Lease shall not constitute personal obligations of Lessor, the individual partners of Lessor or its or their individual partners, directors, officers or shareholders, and Lessee shall look to the Premises, and to no other assets of Lessor, for the satisfaction of any liability of Lessor with respect to this Lease, and shall not seek recourse against the individual partners of Lessor, or its or their individual partners, directors, officers or shareholders, or any of their personal assets for such satisfaction.

         21. TIME OF ESSENCE. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

         22. NO PRIOR OR OTHER AGREEMENTS; BROKER DISCLAIMER. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party. The liability (including court cost and Attorneys' fees), of any Broker with respect to negotiation, execution, delivery or performance by either Lessor or Lessee under this Lease or any amendment or modification hereto shall be limited to an amount up to the fee received by such Broker pursuant to this Lease; provided, however, that the forgoing limitation on each Broker's liability shall not be applicable to any gross negligence or willful misconduct of such Broker.

23.      NOTICES.

         23.1 NOTICE REQUIREMENTS. All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by courier) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if serve in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notices. Either Party may by written notice to the other specify a different address for notice, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice. A copy of all notices to Lessor shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate in writing.

         23.2 DATE OF NOTICE. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given forty-eight
(48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantee next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the Postal Service or courier. Notices transmitted by facsimile transmission or similar means shall be deemed delivered upon telephone confirmation of receipt, provided a copy is also delivered via delivery or mail. If notice is received on a Saturday, Sunday or legal holiday, it shall be deemed received on the next business day.

24. WAIVERS. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or of any other term, covenant or condition hereof. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. The acceptance of Rent by Lessor shall not be a waiver of any Default or Breach by Lessee. Any payment by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording proposes in form and content acceptable to both parties. The Party requesting recordation shall be responsible for payment of any fees applicable thereto.

26. NO RIGHT TO HOLDOVER. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or termination of this Lease. In the event that Lessee holds over, then the Base Rent shall be increased to one hundred fifty percent (150%) of the Base Rent applicable during the month immediately preceding the expiration or termination. Nothing contained herein shall be construed as consent by Lessor to any holding over by Lessee.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS; CONSTRUCTION OF AGREEMENT. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions. In construing this Lease, all headings and titles are for the convenience of the parties only and shall not be considered a part of this Lease. Whenever required by the context, the singular shall include the plural and vice versa. This Lease shall not be construed as if prepared by one of the parties, but rather according to its fair meaning as a whole, as if both parties had prepared it.

29. BINDING EFFECT; CHOICE OF LAW. This Lease shall be binding upon the parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30.      SUBORDINATION; ATTORNMENT; NON-DISTURBANCE.

         30.1 SUBORDINATION. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "SECURITY DEVICE"), now or hereafter placed upon the Premises, to any and all advances made on the security thereof, and to all renewals, modifications, and extensions thereof. Lessee agrees that the holders of any such Security Devices (in this Lease together referred to as "Lender") shall have no liability or obligation to perform any of the obligations of Lessor under this Lease. Any Lender may elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device by giving written notice thereof to Lessee, whereupon this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

         30.2 ATTORNMENT. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor, or (iii) be bound by prepayment of more than one (1) month's rent.

         30.3 NON-DISTURBANCE. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving a commercially reasonable non-disturbance agreement (a "NON-DISTURBANCE AGREEMENT") from the Lender which Non-Disturbance Agreement provides that Lessee's possession of the Premises, and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises. Further, within sixty (60) days after the execution of this Lease, Lessor shall use its commercially reasonable efforts to obtain a Non-Disturbance Agreement from the holder of any pre-existing Security Device which is secured by the Premises. In the event that Lessor is unable to provide the Non-Disturbance Agreement within said sixty (60) days, then Lessee may, at Lessee's option, directly contact Lessor's lender and attempt to negotiate for the execution and delivery of a Non-Disturbance Agreement.

         30.4 SELF-EXECUTING. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that, upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any subordination, attornment and/or Non-Disturbance Agreement provided for herein.

31. ATTORNEYS' FEES. If any Party or Broker brings an action or proceeding involving the Premises to enforce the terms hereof or to declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "PREVAILING PARTY" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys' fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. In addition, Lessor shall be entitled to attorneys' fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach.

32. LESSOR'S ACCESS; SHOWING PREMISES; REPAIRS. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvement or additions to the Premises as Lessor may deem necessary. All such activities shall be without abatement of rent or liability to Lessee. Lessor may at any time place on the Premises any ordinary "FOR SALE" signs and Lessor may during the last six (6) months of the term hereof place on the Premises any ordinary "FOR LEASE" signs. Lessee may at any time place on or about the Premises any ordinary "FOR SUBLEASE" sign.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, any auction upon the Premises without Lessor's prior written consent. Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to permit an auction.

34. SIGNS. Except for ordinary "For Sublease" signs, Lessee shall not place any sign upon the Premises without Lessor's prior written consent. All signs must comply with all Applicable Requirements.

35. TERMINATION; MERGER. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, that Lessor may elect to continue any one or all existing subtenancies. Lessor's failure within ten (10) days following any such event to elect to the contrary by witten notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36. CONSENTS. Except as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' and other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent, including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee upon receipt of an invoice and supporting documentation therefor. Lessor's consent to any act, assignment or subletting shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent. The failure to specify herein any particular condition to Lessor's consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given. In the event that either Party disagrees with any determination made by the other hereunder and reasonably requests the reasons for such determination, the determining party shall furnish its reasons in writing and in reasonable detail within ten (10) business days following such request.

37.      GUARANTOR.

         37.1 EXECUTION. The Guarantors, if any, shall each execute a guaranty in the form most recently published by the American Industrial Real Estate Association, and each such Guarantor shall have the same obligations as Lessee under this Lease.

         37.2 DEFAULT. It shall constitute a Default of the Lessee if any Guarantor fails or refuses, upon request to provide: (a) evidence of the execution of the guaranty, including the authority of the party signing on Guarantor's behalf to obligate Guarantor, and in the case of a corporate Guarantor, a certified copy of a resolution of its board of directors authorizing the making of such guaranty, (b) current financial statements, (c) a Estoppel Certificate, or (d) written confirmation that the guaranty is still in effect.

38. QUIET POSSESSION. Subject to payment by Lessee of the Rent and performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession and quiet enjoyment of the Premises during the term hereof.

39.      OPTIONS.

         39.1 DEFINITION. "OPTION" shall mean: (a) the right to extend the term of or renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal or first offer to lease either the Premises or other property of Lessor; (c) the right to purchase or the right of first refusal to purchase the Premises or other property of Lessor.

         39.2 OPTIONS PERSONAL TO ORIGINAL LESSEE. Each Option granted to Lessee in this Lease is personal to the original Lessee, and cannot be assigned or exercised by anyone other than said original Lessee and only while the original Lessee is in full possession of the Premises and, if requested by Lessor, with Lessee certifying that Lessee has no intention of thereafter assigning or subletting.

         39.3 MULTIPLE OPTIONS. In the event that Lessee has any multiple Options to extend or renew this Lease, a later Option cannot be exercised unless the prior Options have been validly exercised.

         39.4  EFFECT OF DEFAULT ON OPTIONS.

               (a) Lessee shall have no right to exercise an Option: (i) during the period commencing with the giving of any notice of Default and continuing until said Default is cured, (ii) during the period of time any Rent is unpaid (without regard to whether notice thereof is given Lessee), (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessee has been given three (3) or more notices of separate Default, whether or not the Defaults are cured, during the twelve (12) month period immediately preceding the exercise of the Option.

               (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a).

               (c) An Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and prior to the commencement of the extended term, (i) Lessee fails to pay Rent for a period of thirty (30) days after such Rent becomes due (without any necessity of Lessor to give notice thereof), (ii) Lessor gives to Lessee three (3) or more notices of separate Default during any twelve (12) month period, whether or not the Defaults are cured, or (iii) If Lessee commits a Breach of this Lease.

40. MULTIPLE BUILDINGS. If the Premises are a part of a group of buildings controlled by Lessor, Lessee agrees that it will observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, and care of said properties, including the care and cleanliness of the grounds and including the parking, loading and unloading of vehicles, and that Lessee will pay its fair share of common expenses incurred in connection herewith.

41. SECURITY MEASURES. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42. RESERVATIONS. Lessor reserves to itself the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to paid to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay.

44. AUTHORITY. If either Party hereto is a corporation, trust, limited liability company, partnership, or similar entity, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. Each party shall, within thirty (30) days after request, deliver to the other party satisfactory evidence of such authority.

45. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. OFFER. Preparation of this Lease by either Party or their agent and submission of same to the other Party shall not be deemed an offer to lease to the other Party. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

47. AMENDMENTS. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by a Lender in connection with the obtaining of normal financing or refinancing of the Premises.

48. MULTIPLE PARTIES. If more than one person or entity is named herein as either Lessor or Lessee, such multiple Parties shall have joint and several responsibility to comply with the terms of this Lease.

49. MEDIATION AND ARBITRATION OF DISPUTES. An Addendum requiring the Mediation and/or the Arbitration of all disputes between the Parties and/or Brokers arising out this Lease IS X IS NOT attached to this Lease.



LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

--------------------------------------------------------------------------------
ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY ANY BROKERS AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1.  SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMIT TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PREMISES, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREMISES FOR LESSEE'S INTENDED USE.

WARNING: IF THE PREMISES IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE LEASE MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PREMISES IS LOCATED.
--------------------------------------------------------------------------------

The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.

Executed at:                              Executed at:
            ---------------------------               ----------------------------------------
on:                                       on:
    -----------------------------------      -------------------------------------------------
By LESSOR:                                By LESSEE:
DANAT INVESTMENT COMPANY,                 CONSOLIDATED CAPITAL OF NORTH AMERICA, INC.
---------------------------------------   ----------------------------------------------------
a California general partnership
---------------------------------------   ----------------------------------------------------

By: /s/  Daniel J. Eget                   By:/s/  Christian W. Wolf
   ------------------------------------      -------------------------------------------------
Name Printed: Daniel J. Eget              Name Printed:
              -------------------------                 --------------------------------------
Title: General Partner                    Title:
       --------------------------------          ---------------------------------------------

By: /s/  Nathan J. Reese                  By: /s/ Donald R. Jackson
   ------------------------------------      -------------------------------------------------
Name Printed: Nathan J. Reese             Name Printed:  Donald R. Jackson
              -------------------------                ---------------------------------------
Title:  General Partner                   Title: Secretary/Treasurer/Chief Financial Officer
      ---------------------------------         ----------------------------------------------
Address:                                  Address:
        -------------------------------            -------------------------------------------

---------------------------------------   ----------------------------------------------------
Telephone: (   )                          Telephone: (   )
                 -----------------------                  ------------------------------------
Facsimile : (   )                         Facsimile : (   )
                 -----------------------                  ------------------------------------
Federal ID No.                            Federal ID No.
               -------------------------                  ------------------------------------

 ADDITIONAL SIGNATURE PAGE FOR ANGELES ACQUISITION CORPORATION ON LEASE
                                   Agreement


                           Executed at:
                                        --------------------------------------
                                    on:
                                        --------------------------------------

                                    By: LESSEE:
                                        ANGELES ACQUISITION CORP.,
                                        a Delaware Corporation

                                    By:
                                        --------------------------------------

                           Printed Name:     Christian Wolf

                           Title:            Chief Executive Officer


                                    By:
                                        --------------------------------------

                           Printed Name:      Donald R. Jackson

                           Title:  Secretary/Treasurer/Chief Financial Officer

                           Address:
                                    ------------------------------------------

                                    ------------------------------------------

                           Telephone:
                                       ---------------------------------------

                           Facsimile:
                                       ---------------------------------------

                           Federal ID No.
                                          ------------------------------------

                 ADDENDUM AGREEMENT REGARDING EQUIPMENT PURCHASE
                                AND OFFSET RIGHTS

Consolidated Capital of North America, Inc.

Gentlemen:

         This letter will confirm our understanding concerning the terms and conditions which will prevail in the event that the Federal Bankruptcy Court in Case #LA 97-48259 KM, determines that you, or either of you, are obligated to purchase the cranes, craneways and/or electrical systems, located and installed at 20000 South Western Avenue, Torrance, California 90501 (the PREMISES), form Capitol Metals Company, Inc., and the value placed upon said items (the PRICE), Danat (DANAT) agrees to do the following:

      1. DANAT will purchase those same items from you for the PRICE as set by the court.
      2. The PRICE, plus interest at prime rate (as published by the Wall Street Journal) plus two percent (2%), shall be paid monthly over the remaining original term of the LEASE for the PREMISES.
      3. The monthly payment amount shall be adjusted every six months to reflect changes in the prime rate, if any.
      4. When the LEASE terminates, title to said equipment shall vest in DANAT and you shall execute a Bill of Sale for said equipment.
      5.    Said terms shall be free and clear of any liens or encumbrances.
      6. During the period of the LEASE, you shall be totally responsible for the maintenance and repair of said equipment.
      7. At all times said equipment shall remain at and not be removed from the PREMISES.
      8. Each said monthly payment may be deducted by you from the payment to be made by you to DANAT under the terms of the LEASE.

         By signing this letter agreement at the place provided below, you will be indicating your agreement and acceptance of the terms of the transaction set forth.


DANAT INVESTMENT COMPANY


By:   \s\ Daniel J. Eget                \s\ Nathan J. Reese
      -----------------------------------------------------
      Daniel J. Eget
Its:  General Partner


CONSOLIDATED CAPITAL OF NORTH AMERICA, INC.


By:
    --------------------------------------
Its:

        ADDITIONAL SIGNATURE PAGE FOR ANGELES ACQUISITION CORPORATION ON ADDENDUM AGREEMENT REGARDING EQUIPMENT PURCHASE AND OFFSET RIGHTS



                           Executed at:
                                        --------------------------------------
                                    on:
                                        --------------------------------------

                                    By: LESSEE:
                                           ANGELES ACQUISITION CORP.,
                                           a Delaware Corporation

                                    By:
                                        --------------------------------------
                           Printed Name:     Christian Wolf

                           Title:            Chief Executive Officer


                                    By:
                                        --------------------------------------
                           Printed Name:      Donald R. Jackson

                           Title:  Secretary/Treasurer/Chief Financial Officer

                           Address:
                                    ------------------------------------------

                                    ------------------------------------------

                           Telephone:
                                       ---------------------------------------

                           Facsimile:
                                       ---------------------------------------

                           Federal ID No.
                                          ------------------------------------

                               OPTION(S) TO EXTEND
                                   ADDENDUM TO
                                 STANDARD LEASE


       DATED             January 1, 1998

       BY AND BETWEEN (LESSOR) DANAT INVESTMENT COMPANY, a California general partnership

                      (LESSEE) Consolidated Capital of North America, Inc., a
                               Colorado corporation

       PROPERTY ADDRESS: 20000 South Western Avenue, Torrance, California 90501

Paragraph    50

A.   OPTION(S) TO EXTEND:

         Lessor hereby grants to Lessee the option to extend the term of this Lease for 2 additional 36 month period(s) commencing when the prior term expires upon each and all of the following terms and conditions:

     (i) Lessee gives to Lessor, and Lessor actually receives on a date which is prior to the date that the option period would commence (if exercised) by at least 120 and not more than 150 days, a written notice of the exercise of the option(s) to extend this Lease for said additional term(s), time being of essence. If said notification of the exercise of said option(s) is (are) not so given and received, the option(s) shall automatically expire; said option(s) may (if more than one) only be exercised consecutively;

     (ii) The provisions of paragraph 39, including the provisions relating to default of Lessee set forth in paragraph 39.4 of this Lease are conditions of this Option;

     (iii) All of the terms and conditions of this Lease except where specifically modified by this option shall apply;

     (iv) The monthly rent for each month of the option period shall be calculated as follows, using the method(s) indicated below:

(Check Method(s) to be Used and Fill in Appropriately)

   X    III. Fixed Rental Adjustments(s) (FRA)
 ----

The monthly rent payable under paragraph 1.5 ("Base Rent") of the attached Lease shall be increased to the following amount on the dates set forth below:

        On (Fill in FRA Adjustment Date(s)):    The New Base Rental shall be:

           January 1, 2001                          $ 90,000.00 per month
        -----------------------------------          --------------------
           January 1, 2004                          $110,000.00 per month
        -----------------------------------          --------------------
        -----------------------------------          --------------------
        -----------------------------------          --------------------

B. NOTICE: Unless specified otherwise herein, notice of any escalations other than Fixed Rental Adjustments shall be made as specified in paragraph 23 of the attached Lease.

















                               OPTION(S) TO EXTEND

                   ADDENDUM TO STANDARD INDUSTRIAL/COMMERCIAL
                            SINGLE-TENANT LEASE-NET


                 This Addendum ("Addendum") is attached to and made a part of that certain Standard Industrial/Commercial Single-Tenant Lease-Net ("Lease") dated September 2, 1997, and made by and between Danat Investment Company, a California general partnership as Lessor, and Angeles Acquisition Corporation, a Delaware corporation and Consolidated Capital of North America, Inc., a Colorado corporation, collectively, as Lessee, covering the Premises commonly known as 20000 South Western Avenue, Torrance, California 90501, as more particularly described in the Lease. Capitalized terms used herein and not otherwise defined shall have the same meaning as set forth in the Lease. In the event of any conflict or inconsistency between the terms and provisions of this Addendum and the terms and provisions of the Lease, the terms and provisions of this Addendum shall prevail. This Addendum and the Lease may be executed in any number of counterparts, each of which shall be deemed an original, but all of which, when taken together, shall constitute one and the same instrument. The terms and provisions of the Lease are hereby modified or supplemented as follows:

                 Paragraph 51. The following paragraph is hereby added after Paragraph 50 of the Lease as a new Paragraph 51:

         "51.    Lessee's Right of First Refusal to Purchase.

         51.1. If during the term of this Lease, Lessor intends to accept an offer from any bona fide third party ("Proposed Purchaser") to purchase the Premises, then, before accepting such offer, Lessor shall give Lessee the right to purchase the Premises in accordance with this Paragraph 51.1 by notifying Lessee in writing of the sale price and other material terms upon which Lessor is willing to sell the Premises to the Proposed Purchaser and including therewith a full and correct photocopy of the purchase offer which Lessor intends to accept, but deleting therefrom any information as to the identity of the Proposed Purchaser, if so requested by said Proposed Purchaser (the "Offer Notice"). The Offer Notice shall constitute an offer to sell the Premises to Lessee upon the terms and conditions set forth therein, as modified by this Paragraph 51.1. Lessee shall have the right for a period of ten (10) business days after delivery of the Offer Notice (the "Exercise Period") to deliver by certified mail, return receipt requested, written notice to Lessor of Lessee's election to purchase the Premises on the exact terms of the Offer Notice, as hereafter modified ("Notice of Acceptance"), together with a deposit in the amount equal to the deposit amount stated in the Offer Notice ("Deposit"). Notwithstanding the terms of the Offer Notice, the following shall apply to Lessee's purchase: (a) there shall be no contingencies for the benefit of Lessee to the closing relating to feasibility, physical or environmental inspection, termite inspection, suitability for a particular use, legality of a particular use, or the obtaining of governmental approvals; and (b) the contingency, examination or other periods for the exercise of any right or the performance of any obligation specified in the Purchase Agreement (defined below) shall commence on the date of delivery of Lessee's Notice of Acceptance.

         Lessee's timely delivery to Lessor of the Notice of Acceptance and the Deposit shall constitute a binding acceptance on the part of Lessee to enter into a purchase agreement with Lessor on Lessor's form of purchase agreement ("Purchase Agreement") which Purchase Agreement shall contain all of the terms which are set forth in the Offer Notice, as modified by this Paragraph 51.1, and such other terms and conditions not materially inconsistent with those set forth above, as determined by Lessor in its reasonable discretion. If (i) Lessee does not timely deliver to Lessor the Notice of Acceptance or make the required Deposit, (ii) Lessee fails to execute and deliver the Purchase Agreement for the purchase of the Premises within twenty (20) calendar days following Lessor's delivery of same to Lessee or (iii) escrow does not close within the time period set forth for closing under the Purchase Agreement for any reason other than a material default of Lessor thereunder, then Lessor may sell the Premises to the Proposed Purchaser on such terms and conditions as Lessor and such Proposed Purchaser shall agree, and without the necessity of offering the Premises for sale to Lessee, provided, however, that if pursuant to negotiations with the Proposed Purchaser, Lessor agrees to sell the Premises to such Proposed Purchaser for a purchase price which is less than ninety-five percent (95%) of the purchase price set forth in the Offer Notice, then Lessor shall be required to re-offer the Premises to Lessee in accordance with the procedures set forth in this Paragraph 51. Any successor owner of the Premises shall not be required to first offer the Premises to Lessee in the case of future sales or transfers and, once the Premises is sold pursuant to the provisions of this Paragraph 51.1, Lessee's right of first refusal hereunder shall terminate and be null and void.

         The occurrence of a default by Lessee or Lessor under the terms of this paragraph 51.1, including but not limited to any default in connection with the purchase and sale of the Premises, shall not entitle either party to terminate this Lease.

         51.2. The right of first refusal contained in Paragraph 51.1 shall not apply to the following sales or transfers of any of the Premises , and any offers to purchase the Premises made in connection with the following sales or transfers shall not constitute "bona fide" offers hereunder: (a) the sale or transfer of the Premises or any portion thereof or interest therein to any of Lessor's currently existing constituent partners; (b) the sale or transfer of the Premises or any portion thereof or interest therein to a trust (including a living trust), the beneficiaries of which consist solely of either Lessor, or the beneficiaries of either Lessor, one or more of Lessor's currently existing constituent partners or such partners' children or grandchildren; (c) the sale or transfer of the Premises or any portion thereof or interest therein to any one or more of the children, grandchildren, parents, brothers or sisters of either of Lessor's currently existing constituent partners or beneficiaries;
(d) any other sale or transfer, which is a change in the form of ownership but does not involve a change in the beneficial ownership of the Premises, unless such change in beneficial ownership is covered by any of the foregoing exceptions (by way of example, the right of first refusal shall not apply to a sale or transfer to a partnership or corporation, the sole partners or shareholders of which are the currently existing partners of either party comprising Lessor or any of such partners' children or grandchildren); and (e) the sale by foreclosure of any deed of trust or other lien on the Premises or by deed in lieu of foreclosure to the beneficiary of any such deed of trust or other lien or its designee. The purchaser or transferee set forth in subsections (a) through (d) of this Paragraph 51.2 above shall be bound by the terms of Paragraph 51.1 in the case of subsequent sales or transfers not exempted by this Paragraph 51.2. Lessee's right of first refusal hereunder shall terminate and be of no further force or effect in the event that the Premises are sold as set forth in subsection (e) above. In addition, Lessee agrees, within five (5) business days after Lessors written request therefor, to execute a subordination agreement in favor of any lender or mortgagee of Lessor in order to subordinate its rights under this Paragraph 51 to such lender or mortgagee.

         51.3 Neither Lessee's rent payments nor any other payments made to Lessor pursuant to the Lease shall be applied against the purchase price payable under the Purchase Agreement. If Lessor defaults under this Paragraph 51 after notice to Lessor as provided in the Lease, Lessee shall not have the right to terminate the Lease or offset against rent, however, Lessee may bring an action for actual damages or for specific performance provided that Lessee shall have fully performed all of its obligations hereunder and under the Purchase Agreement (including, without limitation, deposit of the purchase price in good funds to escrow), Lessee shall have given notice to Lessor ("Notice") of Lessor's default or alleged default within thirty (30) days after Lessee has first obtained knowledge of Lessor's default or alleged default and the action shall have been commenced, and service of process upon Lessor made, not later than thirty (30) days after Lessee's delivery to Lessor of the Notice."


                 Paragraph 2.2: CONDITION. Paragraph 2.2 of the Lease is hereby deleted in its entirety and is replaced with the following:

                 "2.2 CONDITION. Subject to the disclosures and other items set forth on the Disclosure Schedule attached to that certain Asset Purchase Agreement dated September 5, 1997 by and between Lessee, as "Purchaser" and Capitol Metals Co., Inc., a California corporation as "Seller," and subject to matters to which Lessee or its agents, representatives, employees or brokers are aware pursuant to an inspection of the Premises or otherwise, Danat Investment Company warrants that, as of the earlier of the Commencement Date or the Early Possession Date ("Start Date") the improvement on the Premises necessary to operate the business existing at the Premises as of the Start Date (the "Pre-Existing Business") are in good condition and are structurally sound, and all mechanical and other systems necessary to operate the Pre-Existing Business and which are located on the Premises are in good operating condition, subject to normal wear and tear, and no condition exists requiring material repairs, alterations or corrections to such improvements or mechanical or other systems necessary to run the Pre-Existing Business."

                 Paragraph 2.3: COMPLIANCE. The following sentence is inserted at the end of the first sentence of Paragraph 2.3 of the Lease, before the period:

                 "and except as provided in that certain Phase 1 Environmental Site Assessment for the Premises dated August 20, 1997 by Levine-Pricke and Recon ("ESA"), Lessor has received no notices, oral or written, from any governmental body, and has no reason to believe, that the Premises, and improvements erected or situated thereon, or the uses of the Pre-Existing Business conducted thereon or therein, violate any Applicable Requirements in effect on the Start Date."

                 Paragraph 2.4: ACKNOWLEDGMENTS.   The following is hereby
added after subsection (c) of Paragraph 2.4 of the Lease before the period:

                 ", (d) it has received and reviewed the ESA and is familiar with its contents and the environmental condition of the Premises and surrounding areas as reported in the ESA, and, notwithstanding anything to the contrary set forth in this Lease, Lessee is leasing the Premises subject to such conditions disclosed in the ESA and (e) no further action is required by Lessor at this time with respect to the recommendations set forth in Section 6.0 of the ESA."

                 Paragraph 6.2(a): REPORTABLE USES REQUIRE CONSENT.   The
following sentence is hereby added at the end of Paragraph 6.2(a) of the Lease:

                 "Notwithstanding anything to the contrary set forth above, Lessor hereby consents to Lessee's use of the materials and substances listed on Exhibit A attached hereto on the condition that said materials and substances shall at all times be used in compliance with all Applicable Requirements."

                 Paragraph 6.2(e): LESSOR INDEMNIFICATION. Paragraph 6.2(e) of the Lease is hereby deleted in its entirety and is replaced with the following:

                 "Lessor shall indemnify, defend, reimburse and hold Lessee, its agents, employees and lenders ("Lessee's Parties") harmless from and against any and all damages, liabilities, judgments, claims, expenses, penalties and attorneys' and consultants' fees arising out of or involving any Hazardous Substance in, on, or about, the Premises prior to the Start Date, the presence of which was caused by Lessor or Lessor's prior tenants, provided, however, that Lessor shall have no liability under this Lease with respect to the migration of any Hazardous Substance in, on, under or about the Premises from adjacent properties. Lessor's obligations shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessor, and the cost of investigation, removal, remediation, restoration and/or abatement and, except as otherwise provided in this Lease or the Addenda and Exhibits attached hereto, shall survive the expiration or termination of this Lease. Except as set forth herein, no termination, cancellation or release agreement entered into by Lessee and Lessor shall release Lessor from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Lessee in writing at the time of such agreement. Lessor's indemnification provided herein and all representations and warranties set forth in this Lease shall expire and terminate upon Lessee's purchase of the Premises pursuant to the provisions of Paragraph 51 hereof, in the event that the purchase of the Premises is on an as-is basis. Upon the issuance by a court of competent jurisdiction of a final, nonappealable order ('Order') for damages against Lessor which gives rise to Lessor's indemnity obligations under this Paragraph 6.2(e) Lessor shall have until the time period specified in such Order to make payment to Lessee as required by such Order. If Lessee does not receive payment by the date specified in any such Order, then Lessee shall have the right to offset its payments of Rent due under the Lease until the amount of Rent withheld equals the amount stated in the Order, at which time Lessee shall then again be obligated to pay all Rent due under the Lease without offset, in accordance with the terms of this Lease. Lessee agrees that Lessor's indemnity obligations set forth in this Paragraph 6.2(e) are subject to the provisions of Paragraphs 17 and 20 hereof regarding the definition of 'Lessor' and the limitation of Lessor's liability, respectively."

                 Paragraph 6.2(h): APPLICABLE REQUIREMENTS. The following paragraph is hereby added as a new Paragraph 6.2(h) to the Lease:

                 "As used in Paragraph 6 hereof, the term "Applicable Requirements" shall also include any federal, state and local environmental or health and safety laws, ordinances, rules, regulations, codes, and any judicial and administrative orders, directives, decrees, judgments, guidelines, permits or permit conditions currently existing and as amended, enacted, issued or adopted in the future which are applicable to or otherwise related to the Premises."

                 Paragraph 8.1: PAYMENT FOR INSURANCE. The following is hereby added at the end of Paragraph 8.1 of the Lease:

                 "Notwithstanding the foregoing, Lessee shall have the right, for a period of thirty (30) days after the Commencement Date of the Lease, and for a period of thirty (30) days following each successive anniversary of the Commencement Date of this Lease, to review the premiums charged for the insurance required under Paragraph 8 to be obtained by Lessor as the Insuring Party. If Lessee determines, in its reasonable discretion, that the cost of the insurance premiums for the insurance maintained by Lessor are materially greater than the premiums being charged for such insurance by like insurance companies, then, Lessee may elect, upon written notice to Lessor given within ten (10) days following the expiration of said thirty (30) day period, to be the "Insuring Party" hereunder and procure and maintain the insurance required under Paragraph 8 subject to all the terms and conditions set forth herein. The foregoing shall not affect any obligation of Lessee to pay for insurance premiums hereunder which accrue during the time that Lessor is the Insuring Party."

                 Paragraph 12.1(b) and (c). All references to "Lessee" in Paragraphs 12.1(b) and (c) are hereby changed to "Angeles".

                 Paragraph 12.1(f). The following paragraph is hereby added as a new Paragraph 12.1(f):

                 "(f) Notwithstanding anything to contrary set forth in this Paragraph 12.1, any change in control in Angeles which shall be deemed to have occurred solely as a result of a change in control of Consolidated Capital of North America, Inc., the parent company of Angeles Acquisition Corporation, shall not be deemed a change in control of Lessee for purposes of this paragraph 12.1."



         IN WITNESS WHEREOF, Lessee and Lessor have executed this Addendum concurrently with their execution of the Lease.


LESSOR:                                          LESSEE:
DANAT INVESTMENT COMPANY,                        CONSOLIDATED CAPITAL OF
a California general partnership                 NORTH AMERICA, INC.



By: \s\ Daniel J. Eget                           By: \s\ Christian W. Wolf
   --------------------------------                 ----------------------------
Name:   Daniel J. Eget
Its:    General Partner                          Its:
                                                     ---------------------------



By:  \s\ Nathan J. Reese                         By: /s/ Donald R. Jackson
   --------------------------------                 ----------------------------
Name:   Nathan J. Reese                          Name:    Donald R. Jackson
Its:     General Partner                         Its:  Secretary/Treasurer/
                                                       Chief Financial Officer
                                                       -------------------------

                                  EXHIBIT "A"

                   LIST OF HAZARDOUS MATERIALS AND SUBSTANCES


1. Waste oil - DOT combustible liquid, N.O.S., (Waste Petroleum Oil), NA 1993, PGIII

2.  Pickle liquor - DOT Ferrous chloride, Corrosive material, NA 1760

                    OPTION TO PURCHASE PREMISES LEASE RIDER


         This Option to Purchase Premises Lease Rider (this "Rider") is attached to and forms a part of the Standard Industrial Commercial Single-Tenant Lease-Net ("Lease") dated September 2, 1997 between Danat Investment Company, a California general partnership and Howard and Sandra Gosch, Co-trustees of the Sammy Narens Family Trust, U/T/D of September 7, 1988, collectively as Lessor, and Consolidated Capital of North America, Inc., a Colorado corporation, collectively as Lessee, covering the real property commonly known as 20000 South Western Avenue, Torrance, California 90501, as
more particularly described in the Lease ("Premises").   Capitalized terms used
herein and not otherwise defined shall have the same meaning as set forth in the Lease. In the event of any conflict or any inconsistency between the terms and provisions of this Rider and the terms and provisions of the Lease, the terms and provisions of this Rider shall prevail. This Rider may be executed in any number of counterparts, each of which shall be deemed an original, but all of which, when taken together, shall constitute one and the same instrument.

Option to Purchase Premises.

         A. Grant and Exercise of Option. Lessor hereby grants to Lessee three (3) separate options to purchase the Premises (each, an "Option" and collectively, the "Options"), at a price and upon the terms and conditions set forth below. Subject to the conditions set forth in Paragraph C below, Lessee shall exercise an Option, if at all, by delivering written notice thereof by certified mail, return receipt requested (the "Notice of Exercise") to Lessor on or between the dates set forth below with respect to each Option. If Lessor has not received the applicable Notice of Exercise on or between such dates, than such Option shall lapse and Lessee shall have no further right to exercise such Option. The dates between which Lessee may exercise its Options are as follows (the "Option Periods"):

Option Number             Dates of Exercise
--------------            -----------------
Option No. 1:             Between October 1, 2000 and December 31, 2000
Option No. 2:             Between October 1, 2003 and December 31, 2003
Option No. 3:             Between October 1, 2006 and December 31, 2006

         B. Summary of Basic Terms of Option to Purchase Premises. This paragraph B contains the basic terms concerning the Option. These basic terms are to be read together with the remainder of this Rider.

                 1. Purchase Price Amount. The purchase price ("Purchase Price") for the Premises shall be the Fair Market Value (defined below) of the Premises as of the date of the Lessee's delivery of the Notice of Exercise and Deposit (defined below) to Lessor.

                 2. Deposit Amount. The amount of the deposit which Lessee shall deliver to Escrow Agent when the Purchase Price is determined shall be an amount equal to five percent (5%) of the Purchase Price ("Deposit"). The Deposit shall be credited against the Purchase Price payable pursuant to paragraph B(3).

                 3. Purchase Price Terms: Contingencies. The Purchase Price shall be payable, all cash, at lease two (2) business days prior to the
Closing.   Once the Purchase Price has been ascertained as provided herein, there shall be no contingencies or conditions precedent to the Close of Escrow (defined below) except for the title contingency set forth in paragraph B(5).

                 4. Escrow Company. The name and address of the escrow company ("Escrow Agent") through which the purchase and sale of the Premises is to be consummated is:

                           Commerce Escrow Company
                           1545 Wilshire Boulevard, Suite 600
                           Los Angeles, CA 90017
                           Attn:  Mark Minsky

If Commerce Escrow Company is not in business at the time of the exercise of the applicable Option, then the parties shall select an Escrow Agent by mutual agreement.

                 5. Title Review. Lessee shall cause a title insurance company of its choice ("Title Company") to furnish it with a preliminary title report for the Premises ("Preliminary Report"), together with copies of all underlying documents referred to as exceptions in the Preliminary Report. Lessee shall pay for all costs and expenses associated with the preparation and furnishing of the Preliminary Report. As a condition precedent to Lessee's obligation to purchase the Premises hereunder, Lessee shall have until the expiration of ten (10) days from its delivery of the applicable Notice of Exercise to Lessor ("Title Review Expiration Date") to deliver to Lessor and Escrow Agent a "Notice of Disapproval" disapproving of any exceptions shown in the Preliminary Report of which Lessee disapproves, except for the standard printed exceptions reflected in the Preliminary Report or on the title policy to be issued to Lessee by the Title Company at the Close of Escrow. If Lessee fails to deliver such Notice of Disapproval on or before the Title Review Expiration Date, Lessee shall be deemed to have approved of all exceptions set forth in the Preliminary Report. Upon Lessor's timely receipt of a Notice of Disapproval, Lessor shall have the right, to be exercised within five (5) business days after receipt of Lessee's notice to notify Lessee in writing that it intends to cure any such disapproved matter prior to or concurrently with the Close of Escrow. Failure of Lessor to deliver a written notice to Lessee that it intends to cure any disapproved matter shall constitute Lessor's refusal to cure said matter. Lessee shall thereupon have three (3) business days in which to notify Escrow Agent and Lessor in writing that Lessee waives its previous disapproval. Lessee's failure to timely provide such notice shall constitute Lessee's unwillingness to waive said disapproved matter, whereupon the escrow and Lessee's right to purchase the Premises as provided herein (including, but not limited to, any remaining Options) shall immediately terminate and be of no further force and effect, Lessee shall be entitled to the return of its Deposit from Escrow Agent (to the extent that the Deposit has been received by Escrow Agent) and the parties shall have no further rights or obligations to each other under this Rider.

                 6. Date of Closing. The date of Closing (defined below) will be sixty (60) calendar days (unless such day is a Saturday, Sunday or legal holiday, in which case the Closing shall be on the next succeeding business day) after Lessee delivers to Lessor the Notice of Exercise and the Deposit.


         C.  Conditions to the Exercise of the Options; Termination of Options.

                 1. Lessee hereby agrees that a condition precedent to the effectiveness of the Notice of Exercise is that the Lease shall be in full force and effect on the date that Lessee delivers to Lessor the Notice of Exercise.

                 2. Lessee hereby agrees that Option Number 2 and Option Number 3, and Lessee's rights thereunder, respectively, shall automatically terminate and expire if Lessee does not timely exercise either or both of its options to extend the Lease term as set forth in Option to Extend Addendum to Standard Lease attached to the Lease.

                 3. Lessee hereby agrees that the Options granted herein shall terminate and be of no further force or effect in the event that the Lease is terminated or otherwise expires pursuant to its terms or Lessor sells the Premises to Lessee or to a third party (other than a third party described in Paragraph 51.2 of the Lease) pursuant to or after Lessor complies with the provisions of Paragraph 51 of the Lease.

                 4. If, during any Option Period, Lessor delivers an Offer Notice to Lessee pursuant to Paragraph 51 of the Lease, then Lessee shall not have the right to exercise the applicable Option unless and until Lessee fails to timely (a) exercise its right of first refusal, (b) execute the Purchase Agreement, or (c) close escrow, all as provided under Paragraph 51 of the Lease, and Lessor notifies Lessee that the sale of the Offered Property to the Proposed Purchaser under the applicable Offer Notice will not be consummated. Thereafter, Lessee's right to exercise such Option shall only be permitted during the applicable Option Period as provided herein, which Option Period shall be extended by the lesser of (y) the number of days that Lessee is prohibited from exercising its Option as provided above or (z) the number of days between the date of Lessee's receipt of the Offer Notice and the scheduled expiration date of the then applicable Option Period. For example, if Lessor delivers an Offer Notice to Lessee on December 1, 2000, Lessee elects or has deemed to have elected not to exercise its right of first refusal under Paragraph 51, and Lessor notifies Lessee on March 1, 2001 that the sale of the Offer Property will not be consummated, than the Option Period for Option No. 1 shall be extended by thirty-one (31) days and Lessee shall have the right to exercise Option No. 1 by delivering a Notice of Exercise between March 1, 2001 and March 31, 2001.

         D.  Computation of Purchase Price.

                 1. Promptly after Lessor's receipt of the applicable Notice of Exercise and the Deposit, Lessor and Lessee shall meet in an effort to negotiate, in good faith, the Fair Market Value (defined below) of the Premises as of the date of Lessee's delivery of the Notice of Exercise and Deposit. If Lessor and Lessee have not agreed upon such Fair Market Value within fifteen (15) days after Lessor's receipt of the Notice of Exercise and the Deposit, then Lessor and Lessee shall each appoint one appraiser not later than ten (10) days after the expiration of said fifteen (15) day period.
Within five (5) days after the appointment of such appraisers, the two appointed appraisers shall appoint a third appraiser. If they are unable to agree on a third appraiser within the five (5) day period set forth above, then Lessor or Lessee may, by giving five (5) days notice to the other party, apply to the presiding judge of the Superior Court of the County in which the premises are located, for the selection of a third appraiser who meets the qualifications stated in this paragraph. The third appraiser, however selected, shall be a person who has not previously acted in any capacity for either party. Lessor and Lessee shall instruct the appraisers to complete the determination of Fair Market Value within thirty (30) days after appointment of such appraisers. If either Lessor or Lessee fails to appoint its appraiser within the prescribed time period, the single appraiser appointed shall determine the Fair Market Value of the Premises. Each party shall bear the cost of its own appraiser, and the parties shall bear equally the cost of the third or single appraiser. All appraisers shall be independent, shall have at least five (5) years' experience in the appraisal of commercial/industrial real property substantially similar to the Premises, and shall be members of professional organizations such as MAI or equivalent.

                 2. For the purpose of such appraisal, the term "Fair Market Value" shall mean the price that a ready and willing buyer would pay to a ready and willing seller for the Premises, as of the date of the appraisal, if the Premises were exposed for sale on the open market for a reasonable period of time, taking into account the highest and best use of the Premises (whether or not such use is the use to which the Premises are then put). If three appraisals are submitted, the Fair Market Value of the Premises shall be the arithmetic average of the two appraisals closest in value to each other and the third appraisal shall be disregarded. Otherwise, the appraisal of the single appraiser so appointed shall be conclusive and binding on both Lessor and Lessee. When the Fair Market Value of the Premises has been determined, Lessor shall deliver notice thereof to Lessee and Lessee shall, within one (1) business day thereafter, deliver the Deposit to Escrow Agent. If the Fair Market Value of the Premises is not determined in accordance with the time schedule set forth above, the date of Closing shall be postponed to the date which is ten (10) days after the final determination of Fair Market Value. Notwithstanding anything to the contrary set forth herein, if Lessor reasonably believes that the Fair Market Value of the Premises, as determined by the appraiser(s), was adversely affected as a result of any Hazardous Substance brought on to the Premises and to which Lessor is entitled to indemnification from Lessee as set forth in Paragraph 6.2(d) of the Lease, then Lessor shall have no obligation to sell the Premises to Lessee and close escrow hereunder until such time as Lessee's indemnification obligations have been satisfied in full by (a) agreement between the parties, (b) pursuant to a final and non-appealable decision of a court of competent jurisdiction or (c) pursuant to a final and binding determination of an arbitrator in the event that the parties elect to arbitrate such dispute.

         E.  Escrow.

                 1. Within three (3) business days after Lessor's receipt of the Notice of Exercise, Lessor and Lessee shall deliver to the Escrow Agent executed counterparts of this option, and such other supplemental escrow instructions as are customarily and reasonably required by the Escrow Agent, which shall be the escrow instruction for the closing of the purchase and sale contemplated hereunder. The Deposit shall be credited against the Purchase Price at Closing.

                 2. The escrow instructions to be prepared by Escrow Holder shall include the following provisions:

                          LESSEE ACKNOWLEDGES AND AGREES THAT THE PREMISES IS
BEING PURCHASED BY LESSEE ON AN "AS IS," "WHERE IS" AND "WITH ALL FAULTS" BASIS AT THE CLOSING (AS DEFINED BELOW). LESSEE HEREBY WAIVES AND RELINQUISHES ALL RIGHTS AND PRIVILEGES ARISING OUT OF, OR WITH RESPECT OR IN RELATION TO, ANY REPRESENTATIONS, WARRANTIES OR COVENANTS, INDEMNITIES WHETHER EXPRESS OR IMPLIED, WHICH MAY HAVE BEEN MADE OR GIVEN UNDER THE LEASE, INCLUDING WITHOUT LIMITATION PARAGRAPH 6.2 OF THE LEASE, OR WHICH MAY BE DEEMED TO HAVE BEEN MADE OR GIVEN, BY LESSOR. LESSEE HEREBY FURTHER ACKNOWLEDGES AND AGREES THAT WARRANTIES OF MERCHANTABLILITY AND FITNESS FOR A PARTICULAR PURPOSE ARE EXCLUDED FROM THE TRANSACTION CONTEMPLATED HEREBY, AS ARE ANY WARRANTIES ARISING FROM A COURSE OF DEALING OR USAGE OF TRADE, AND THAT THE LESSOR HAS NOT WARRANTED, AND DOES NOT HEREBY WARRANT, THAT THE PREMISES NOW OR IN THE FUTURE WILL MEET OR COMPLY WITH THE REQUIREMENTS OF ANY APPLICABLE REQUIREMENTS OR OTHER LAW, CODE, REGULATION OR ORDINANCE OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR JURISDICTION. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, LESSEE HEREBY ASSUMES ALL RISK AND LIABILITY (AND AGREES THAT LESSOR SHALL NOT BE LIABLE FOR ANY SPECIAL, DIRECT, INDIRECT, CONSEQUENTIAL, OR OTHER DAMAGES) RESULTING OR ARISING FROM OR RELATING TO THE OWNERSHIP, USE, CONDITION (INCLUDING ENVIRONMENTAL CONDITION), LOCATION, MAINTENANCE, REPAIR, OR OPERATION OF THE PREMISES. LESSEE ACKNOWLEDGES AND AGREES THAT THE SALE PROVIDED FOR HEREIN IS MADE WITHOUT ANY WARRANTY BY LESSOR AS TO THE NATURE OR QUALITY OF THE PREMISES; THE DEVELOPMENT POTENTIAL OF THE PREMISES; THE PRIOR HISTORY OF OR ACTIVITIES ON THE PREMISES; THE QUALITY OF LABOR AND/OR MATERIALS INCLUDED IN ANY OF THE IMPROVEMENTS; THE FITNESS OF THE PREMISES FOR AND/OR THE SOIL OR ENVIRONMENTAL CONDITIONS EXISTING AT THE PREMISES FOR ANY PARTICULAR PURPOSE OR DEVELOPMENT POTENTIAL; THE PRESENCE OR SUSPECTED PRESENCE OF HAZARDOUS WASTE OR HAZARDOUS SUBSTANCES IN, ON, ABOUT, OR UNDER THE PREMISES OR THE IMPROVEMENTS; OR THE ZONING OR OTHER LEGAL STATUS OF THE PREMISES. LESSEE HEREBY ACKNOWLEDGES THAT NEITHER LESSOR, NOR ITS PARTNERS, EMPLOYEES, AGENTS, ATTORNEYS, CONSULTANTS OR ANY OTHER PERSON HAS MADE, ANY REPRESENTATION, AGREEMENT, STATEMENT, WARRANTY, GUARANTY OR PROMISE REGARDING THE PREMISES, OR THE TRANSACTION CONTEMPLATED HEREIN, OR REGARDING THE ZONING, CONSTRUCTION, PHYSICAL CONDITION OR OTHER STATUS OF THE PREMISES, AND NO REPRESENTATION, WARRANTY, AGREEMENT, STATEMENT, GUARANTY OR PROMISE, IF ANY, MADE BY ANY PERSON ACTING ON BEHALF OF LESSOR SHALL BE VALID OR BINDING UPON LESSOR. ALL OF THE FORGOING SHALL SURVIVE THE CONVEYANCE OF THE PREMISES TO LESSEE.

LESSEE EXPRESSLY WAIVES THE BENEFITS OF SECTION 1542 OF THE CALIFORNIA CIVIL CODE, WHICH PROVIDES AS FOLLOWS:

"A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR EXPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOW TO HIM MUST HAVE MATERIALLY AFFECTED THE SETTLEMENT WITH THE DEBTOR."

         F. Closing. The close of escrow (the "Closing") shall take place on or before the date specified in Paragraph B(6). Title to the Premises shall be conveyed to Lessee by grant deed at the Closing. The "Close of Escrow" shall be the date upon which the grant deed conveying the Premises to the Lessee is recorded in the official records of the county of which the Premises are located. The Closing shall be accomplished as follows:

                 1. The Purchase Price shall be paid by Lessee through Escrow. All funds required to be paid by Lessee at the Closing shall be deposited with Escrow Agent by Lessee not later then two (2) business days prior to the day set for the Closing and such funds shall be immediately available or good funds.

                 2.       Base Rent shall be prorated as of Closing.   Lessor
shall pay all documentary transfer taxes required as a result of the sale. Lessee shall pay for any title insurance policy obtained by Lessee in connection with its acquisition of the Premises. Lessor and Lessee shall pay equally the escrow fee. All other costs shall be borne by Lessor and Lessee in accordance with the standard practices of the county in which the Premises is located, except as otherwise stated herein.

                 3. The parties shall execute such other documents as are reasonably requested by Escrow in order to complete the purchase of the Premises as provided by this Rider.

         G. Rent Payments: Lessor Default. Neither Lessee's rent payments nor any other payments made to Lessor pursuant to the Lease shall be applied against the Purchase Price. If Lessor defaults under this Rider after notice to Lessor as provided in the Lease, Lessee's sole remedy shall be an action against Lessor for actual damages caused by Lessor's default, and Lessee shall not have the right to terminate the Lease, offset against rent or injunctive relief.

         H. Attorneys' Fees and Legal Expenses. Should either party hereto institute any action or proceeding to enforce any provision hereof or for damages by reason of any alleged breach of any provision of this Rider or for any other remedy, the prevailing party shall be entitled to receive from the losing party all reasonable attorneys' fees, costs and all court costs in connection with said proceeding.

         IN WITNESS WHEREOF, Lessee and Lessor have executed this Rider concurrently with their execution of the Lease.



LESSOR:                                       LESSEE:
DANAT INVESTMENT COMPANY,                     CONSOLIDATED CAPITAL OF
a California general partnership              NORTH AMERICA, INC.


By:      \s\ Daniel J. Eger                   By: \s\ Christian W. Wolf
    ----------------------------                 -------------------------------
Name:    Daniel J. Eger
Its:     General Partner                      Its:
                                                  ------------------------------


By:      \s\ Nathan J. Reese                  By:      /s/ Donald R. Jackson
    ----------------------------                  ------------------------------
Name:    Nathan J. Reese                      Name:   Donald R. Jackson
Its:     General Partner                      Its:    Secretary/Treasure/
                                                      Chief Financial Officer
                                                      --------------------------

        ADDITIONAL SIGNATURE PAGE FOR ANGELES ACQUISITION CORPORATION ON
                    OPTION TO PURCHASE PREMISES LEASE RIDER



                                 Executed at:
                                              ----------------------------------

                                          on:
                                              ----------------------------------

                                          By: LESSEE:
                                                 ANGELES ACQUISITION CORP.,
                                                 a Delaware Corporation

                                          By:
                                              ----------------------------------

                                 Printed Name:    Christian Wolf

                                 Title:           Chief Executive Officer



                                          By:
                                              ----------------------------------

                                 Printed Name:    Donald R. Jackson

                                 Title:  Secretary/Treasurer/
                                         Chief Financial Officer


                                 Address:
                                          --------------------------------------



                                          --------------------------------------

                                 Telephone:
                                            ------------------------------------

                                 Facsimile:
                                            ------------------------------------

                                 Federal ID No.
                                                --------------------------------

        ADDITIONAL SIGNATURE PAGE FOR ANGELES ACQUISITION CORPORATION ON
                       OPTION TO PURCHASE LEASED PREMISES



                                 Executed at:
                                              ----------------------------------

                                          on:
                                              ----------------------------------

                                          By: LESSEE:
                                                 ANGELES ACQUISITION CORP.,
                                                 a Delaware Corporation

                                          By:
                                              ----------------------------------

                                 Printed Name:    Christian Wolf

                                 Title:           Chief Executive Officer



                                          By:
                                              ----------------------------------

                                 Printed Name:    Donald R. Jackson

                                 Title:  Secretary/Treasurer/
                                         Chief Financial Officer


                                 Address:
                                          --------------------------------------



                                          --------------------------------------

                                 Telephone:
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                                 Federal ID No.
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